UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2014

Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117
(Address of Principal Executive Offices)	(Zip Code)
(816) 201-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Cerner Corporation ("Cerner") held its Annual Shareholders' Meeting on May 23, 2014. The shareholders considered and voted on the three proposals submitted for shareholder vote, each of which is described in detail in Cerner's 2014 Proxy Statement. The following is a brief description of the matters that were voted on at the Annual Shareholders' Meeting and the final results of such voting:

Proposal No. 1 - The election of three Class I Directors, John C. Danforth, Neal L. Patterson and William D. Zollars, each to serve for a three year term.

Final Results: John C. Danforth, Neal L. Patterson and William D. Zollars have been elected as Class I Directors.

	For	Against	Abstentions	Broker Non-votes

John C. Danforth	277,772,846	12,045,986	594,731	25,445,755
Neal L. Patterson	283,182,751	6,211,077	1,019,735	25,445,755
William D. Zollars	285,345,458	4,460,184	607,921	25,445,755

Proposal No. 2 - The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Cerner for 2014.
Final Results: The shareholders ratified the appointment of KPMG LLP as Cerner's independent registered public accounting firm for 2014.

	For	Against	Abstentions

KPMG LLP	313,067,669	2,152,730	638,919

There were no broker non-votes with respect to this proposal.

Proposal No. 3 - An advisory vote to approve the compensation of Cerner's Named Executive Officers.
Final Results: The shareholders approved, on an advisory basis, the compensation of Cerner's Named Executive Officers.

	For	Against	Abstentions	Broker Non-votes

Advisory Vote to Approve the Compensation of Cerner's Named Executive Officers	285,546,174	3,744,493	1,122,896	25,445,755

Item 8.01 Other Events.

On May 27, 2014, Cerner announced that its Board of Directors has approved an amendment to the stock repurchase program that was authorized by its Board on December 12, 2013 (the “2014 Repurchase Program”). Under the amendment, Cerner may repurchase shares of Cerner's Common Stock in the open market or in privately-negotiated purchases, or both, at an aggregate purchase price of up to an additional $100 million. This increase authorizes repurchases under the 2014 Repurchase Program of up to $317 million in the aggregate. No time limit was set for completion of the program. A press release announcing the amendment to the repurchase program was issued and is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Cerner Corporation dated May 27, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: May 27, 2014	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer